UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200 New York, NY 10036 USA
(Address of principal executive offices)

Registrant’s telephone number, including area code: 49 89 250079460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 1.01. Entry into Material Definitive Agreement.

On June 10, 2020, Immunic, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”) relating to the Company’s public offering of 2,175,000 shares of the Company’s common stock (the “Offering”). Pursuant to the Placement Agreement, the Company agreed to pay the Placement Agent a cash fee of 6.5% of the gross proceeds from the Offering raised from Investors and to reimburse the Placement Agent for certain costs incurred in connection therewith.

In addition, on June 10, 2020, the Company and certain institutional investors named therein entered into a securities purchase agreement (the “Securities Purchase Agreement”) relating to the issuance and sale of an aggregate of 1,975,000 shares of the Company’s common stock in the Offering. The purchase price per share in the Offering was $11.40 for aggregate gross proceeds to the Company of approximately $25.0 million. The Securities Purchase Agreement restricts the Company from issuing additional common stock for a period of 60 days from the closing of the Offering, subject to certain exceptions. Ladenburg Thalmann & Co. acted as a co-Placement Agent with Roth Capital for the Offering.

The net proceeds to the Company from the Offering, after deducting the Company’s estimated offering expenses, are expected to be approximately $23.1 million. The Offering closed on June 12, 2020.

The Company’s common stock is registered under the Securities Act of 1933, as amended (the “Securities Act”), on the Company’s Registration Statement on Form S-3 (Registration No. 333-225230), previously filed with the Securities and Exchange Commission and declared effective on June 13, 2018.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Securities Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Securities Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Placement Agreement and the Securities Purchase Agreement are subject to, and qualified in their entirety by, the forms of Placement Agreement and Securities Purchase Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. Dentons US LLP, counsel to the Company, delivered an opinion as to legality of the issuance of the shares in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 10, 2020, the Company issued a press release with respect to the information set forth above. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On June 9, 2020, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.2, announcing that the U.S. Food and Drug Administration has accepted a new Investigational New Drug application for the phase 2, CALVID-1 clinical trial of the Company’s selective oral DHODH inhibitor, IMU-838, in coronavirus disease 2019 (COVID-19).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication and the exhibits attached hereto are “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication and the exhibits attached hereto regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the Company’s three development programs and the targeted diseases; the potential for IMU-838 to safely and effectively target diseases; preclinical and clinical data for IMU-838; the timing of current and future clinical trials; the potential for IMU-838 as a potential treatment for SARS-CoV-2 infections causing coronavirus disease 2019 (COVID-19) and other viruses and any clinical trials, collaborations and approvals relating to such potential treatment; the nature, strategy and focus of the Company; and the development and commercial potential of any product candidates of the Company. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to meet business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by the Company’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 16, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov or ir.immunic-therapeutics.com/sec-filings. Any forward-looking statement made in this release speaks only as of the date of this release. The Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. The Company expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this communication and the exhibits attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

5.1	Opinion of Dentons US LLP
10.1	Placement Agency Agreement, dated June 10, 2020, between the Company and the Placement Agent
10.2	Form of Securities Purchase Agreement, dated June 10, 2020, between the Company and the investors party thereto
23.1	Consent of Dentons US LLP (included in Exhibit 5.1)
99.1	Press Release, dated June 10, 2020.
99.2	Press release, dated June 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 12, 2020	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer